UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 12, 2016

Professional Diversity Network, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

801 W. Adams Street, Sixth Floor
Chicago, Illinois 60607
(312) 614-0950
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Professional Diversity Network, Inc. (the “Company”) dated May 12, 2016, reporting the Company’s financial results for the quarter ended March 31, 2016.

A conference call to discuss the Company’s first quarter 2016 financial results will be held today, May 12, 2016, at 4:30 p.m. EST. Interested parties can access the conference call at (877) 407-9205 (Toll Free) or (201) 689-8054 (International); no passcode is required. A replay of this conference call will also be available following the call at http://investor.prodivnet.com. This replay will be available for approximately six months following the scheduled call.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

99.1 Press release of Professional Diversity Network, Inc., dated May 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL DIVERSITY NETWORK, INC.

Date: May 12, 2016	By:	/s/ David Mecklenburger
David Mecklenburger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Professional Diversity Network, Inc., dated May 12, 2016.